EXHIBITS
                                      --------

         Exhibit
         Number            Exhibit
         -------           -------

         2(a) Agreement and Plan of Merger, dated May 20, 1989, among the Company, Green Mountain Acquisition Corporation, INTERCO Incorporated, Interco Subsidiary, Inc. and Ethan Allen (incorporated by reference to Exhibit 2(a) to the Registration Statement on Form S-1 of the Company filed with the Securities and Exchange Commission (the "SEC") on March 16, 1993)

         2(b) Restructuring Agreement, dated March 1, 1991, among Green Mountain Holding Corporation, Ethan Allen, Chemical Bank, General Electric Capital Corporation, Smith Barney Inc. and the stockholder's name on the signature page thereof (incorporated by reference to
                           Exhibit 2(b) to the Registration Statement on Form S-1 of the Company filed with the SEC on March 16,
                           1993)

         2(c) Purchase and Sale Agreement, dated March 28, 1997, between the Company and Carriage House Interiors of Colorado, Inc. (incorporated by reference to Exhibit 2 to the Registration Statement on Form S-3 of the Company filed with the SEC on May 21, 1997)

         3(a) Restated Certificate of Incorporation for Green Mountain Holding Corporation (incorporated by reference to Exhibit 3(a) to the Registration Statement on Form S-1 of the Company filed with the SEC on March 16, 1993)

         3(b) Restated and Amended By-Laws of Green Mountain Holding Corporation (incorporated by reference to
                           Exhibit 3(b) to the Registration Statement on Form S-1 of the Company filed with the SEC on March 16,
                           1993)

         3(c) Restated Certificate of Incorporation of the Company (incorporated by reference to Exhibit 3(c) to the Registration Statement on Form S-1 of the Company filed with the SEC on March 16, 1993)

         3(c)-1 Certificate of Designation relating to the Series C Junior Participating Preferred Stock (incorporated by reference to Exhibit 1 to Form 8-A of the Company filed with the SEC on July 3, 1996)

         3(c)-2 Certificate of Amendment to Restated Certificate of Incorporation as of August 5, 1997 (incorporated by reference to Exhibit 3(c)-2 to the Quarterly Report on Form 10-Q of the Company filed with the SEC on May 13, 1999)

         3(c)-3 Second Certificate of Amendment to Restated Certificate of Incorporation as of March 27, 1998 (incorporated by reference to Exhibit 3(c)-3 to the Quarterly Report on Form 10-Q of the Company filed with the SEC on May 13, 1999)

         3(c)-4 Third Certificate of Amendment to Restated Certificate of Incorporation as of April 28, 1999 (incorporated by reference to Exhibit 3(c)-4 to the Quarterly Report on Form 10-Q of the Company filed with the SEC on May 13, 1999)

         3(d) Amended and Restated By-laws of the Company (incorporated by reference to Exhibit 3(d) to the Registration Statement on Form S-1 of the Company filed with the SEC on March 16, 1993)

         3(e) Certificate of Designation relating to the New Convertible Preferred Stock (incorporated by reference to the Registration Statement on Form S-1 of the Company filed with the SEC on March 16, 1993)

         3(e)-1 Certificate of Designation relating to the Series C Junior Participating Preferred Stock (incorporated by reference to Exhibit 1 to Form 8-A of the Company filed with the SEC on July 3, 1996)

         3(f) Certificate of Incorporation of Ethan Allen Finance Corporation (incorporated by reference to Exhibit 3.1 to Amendment No. 3 to the Registration Statement on Form S-3 of the Company filed with the SEC on February 1, 1995)

         3(g) By-Laws of Ethan Allen Finance Corporation (incorporated by reference to Exhibit 3.4 to Amendment No. 3 to the Registration Statement on Form S-3 of the Company filed with the SEC on February 1,
                           1995)

         3(h) Certificate of Incorporation of Ethan Allen Manufacturing Corporation (incorporated by reference to Exhibit 3.2 to Amendment No. 3 to the Registration Statement on Form S-3 of the Company filed with the SEC on February 1, 1995)

         3(i) By-Laws of Ethan Allen Manufacturing Corporation (incorporated by reference to Exhibit 3.5 to Amendment No. 3 to the Registration Statement on Form S-3 of the Company filed with the SEC on February 1,
                           1995)

         4(a) First Amendment to Management Non-Qualified Stock Option Plan (incorporated by reference to Exhibit 4(a) to the Registration Statement on Form S-1 of the Company filed with the SEC on March 16, 1993)

         4(b) Second Amendment to Management Non-Qualified Stock Option Plan (incorporated by reference to Exhibit 4(b) to the Registration Statement on Form S-1 of the Company filed with the SEC on March 16, 1993)

         4(c)              1992 Stock Option Plan  (incorporated by reference to
                           Exhibit 4(c) to the Registration Statement on Form S-1 of the Company filed with the SEC on March 16,
                           1993)

         4(c)-1 First Amendment to 1992 Stock Option Plan (incorporated by reference to Exhibit 4(c)-1 to the Quarterly Report on Form 10-Q of the Company filed with the SEC on November 14, 1997)

         4(c)-2 Amended and Restated 1992 Stock Option Plan (incorporated by reference to Exhibit 4(c)-2 to the Quarterly Report on Form 10-Q of the Company filed with the SEC on November 14, 1997)

         4(c)-3 First Amendment to Amended and Restated 1992 Stock Option Plan (incorporated by reference to Exhibit 4(c)-3 to the Quarterly Report on Form 10-Q of the Company filed with the SEC on February 12, 1999)

         4(c)-4 Second Amendment to Amended and Restated 1992 Stock Option Plan (incorporated by reference to Exhibit 4(c)-4 to the Quarterly Report on Form 10-Q of the Company filed with the SEC on February 14, 2000)

         4(d) Management Letter Agreement among the Management Investors and the Company (incorporated by reference to Exhibit 4(d) to the Registration Statement on Form S-1 of the Company filed with the SEC on March 16,
                           1993)

         4(e) Management Warrant, issued by the Company to members of the Management of Ethan Allen (incorporated by reference to Exhibit 4(e) to the Registration Statement on Form S-1 of the Company filed with the SEC on March 16, 1993)

         4(f) Form of Dealer Letter Agreement among Dealer Investors and the Company (incorporated by reference to Exhibit 4(f) to the Registration Statement on Form S-1 of the Company filed with the SEC on March 16,
                           1993)

         4(g) Form of Kathwari Warrant, dated June 28, 1989 (incorporated by reference to Exhibit 4(g) to the Registration Statement on Form S-1 of the Company filed with the SEC on March 16, 1993)

         4(j) Form of Indenture relating to the Senior Notes (incorporated by reference to Exhibit 4(m) to the Registration Statement on Form S-1 of the Company filed with the SEC on March 16, 1993)

         4(j)-1 First Supplemental Indenture, dated March 23, 1995, between Ethan Allen and the First National Bank of Boston for $75,000,000 8-3/4% Senior Notes due 2007 (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-3 of the Company filed with the SEC on October 25, 1994)

         4(k) Credit Agreement among the Company, Ethan Allen and Bankers Trust Company (incorporated by reference to
                           Exhibit 4(o) to the Registration Statement on Form S-1 of the Company filed with the SEC on March 16,
                           1993)

         4(k)-1 Amended Credit Agreement among the Company, Ethan Allen and Bankers Trust Company (incorporated by reference to Exhibit 4(k)-1 to the Annual Report on Form 10-K of the Company filed with the SEC on September 8, 1994)

         4(k)-2 110,000,000 Senior Secured Revolving Credit Facility dated March 10, 1995 between Ethan Allen and J. P. Morgan Chase & Co. (incorporated by reference to
                           Exhibit 4(k)-2 to the Annual Report on Form 10-K of the Company filed with the SEC on September 21, 1995)

         4(k)-3 Amended and Restated Credit Agreement as of December 4, 1996 between Ethan Allen Inc. and the J. P. Morgan Chase & Co. (incorporated by reference to Exhibit 4(k)-3 to the Quarterly Report on Form 10-Q of the Company filed with the SEC on February 13, 1997)

         4(k)-4 First Amendment to Amended and Restated Credit Agreement as of August 27, 1997 between Ethan Allen Inc. and the J. P. Morgan Chase & Co. (incorporated by reference to Exhibit 4(k)-4 to the Quarterly Report on Form 10-Q of the Company filed with the SEC on February 12, 1999)

         4(k)-5 Second Amendment to Amended and Restated Credit Agreement as of October 20, 1998 between Ethan Allen Inc. and the J. P. Morgan Chase & Co. (incorporated by reference to Exhibit 4(k)-5 to the Quarterly Report on Form 10-Q of the Company filed with the SEC on February 12, 1999)

         4(l) Catawba County Industrial Facilities Revenue Bond (incorporated by reference to Exhibit 4(r) to the Registration Statement on Form S-1 of the Company filed with the SEC on March 16, 1993)

         4(l)-1 Trust Indenture dated as of October 1, 1994 securing $4,600,000 Industrial Development Revenue Refunding Bonds, Ethan Allen Inc. Series 1994 of the Catawba County Industrial Facilities and Pollution Control Financing Authority (incorporated by reference to Exhibit 4(l)-1 to the Annual Report on Form 10-K of the Company filed with the SEC on September 21, 1995)

         4(m) Lease for 2700 Sepulveda Boulevard Torrance, California (incorporated by reference to Exhibit 4(s) to the Registration Statement on Form S-1 of the Company filed with the SEC on March 16, 1993)

         4(n) Amended and Restated Warrant Agreement, dated March 1, 1991, among Green Mountain Holding Corporation and First Trust National Association (incorporated by reference to Exhibit 4(t) to the Registration Statement on Form S-1 of the Company filed with the SEC on March 16, 1993)

         4(o) Exchange Notes Warrant Transfer Agreement (incorporated by reference to Exhibit 4(u) to the Registration Statement on Form S-1 of the Company filed with the SEC on March 16, 1993)

         4(p) Warrant (Earned) to purchase shares of the Company's Common Stock dated March 24, 1993 (incorporated by reference to Exhibit 4(v) to the Registration Statement on Form S-1 of the Company filed with the SEC on March 16, 1993)

         4(q) Warrant (Earned-In) to purchase shares of the Company's Common Stock, dated March 23, 1993 (incorporated by reference to Exhibit 4(w) to the Registration Statement on Form S-1 of the Company filed with the SEC on March 16, 1993)

         4(r) Recapitalization Agreement among the Company, General Electric Capital Corporation, Smith Barney Inc., Chemical Fund Investments, Inc., Legend Capital Group, Inc., Legend Capital International Ltd., Castle Harlan, Inc., M. Farooq Kathwari, the Ethan Allen Retirement Program and other stockholders named on the signature pages thereto, dated March 24, 1993 (incorporated by reference to Exhibit 4(x) to the Registration Statement on Form S-1 of the Company filed with the SEC on March 16, 1993)

         4(s) Preferred Stock and Common Stock Subscription Agreement, dated March 24, 1993, among the Company, General Electric Capital Corporation, and Smith
                           Barney Inc. (incorporated by reference to Exhibit 4(y) to the Annual Report on Form 10-K of the Company filed with the SEC on September 24, 1993)

         4(t) Security Agreement, dated March 10, 1995, between Ethan Allen Inc. and J. P. Morgan Chase & Co. (incorporated by reference to Exhibit 4(t) to the Quarterly Report on Form 10-Q of the Company filed with the SEC on February 13, 1997)

         4(u) Rights Agreement, dated July 26, 1996, between the Company and Harris Trust and Savings Bank (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company filed with the SEC on July 3, 1996)

         4(v) Registration Rights Agreement, dated March 28, 1997, between the Company and Carriage House Interiors of Colorado, Inc. (incorporated by reference to Exhibit
                           4.4 to the Registration Statement on Form S-3 of the Company filed with the SEC on May 21, 1997)

         4(w) Credit Agreement, dated August 24, 1999, by and among Ethan Allen Inc., Ethan Allen Interiors Inc., the J.
                           P. Morgan Chase & Co., Fleet Bank, N.A. and Wachovia Bank, N.A. (incorporated by reference to Exhibit 4(w) to the Annual Report on Form 10-K of the Company filed with the SEC on September
                           13, 2000)

         10(b)             Employment Agreement,  dated June 29, 1989, among Mr.
                           Kathwari, the Company and Ethan Allen (incorporated by reference to Exhibit 10(b) to the Registration Statement on Form S-1 of the Company filed with the SEC on March 16, 1993)

         10(c)             Employment Agreement,  dated July 27, 1994, among Mr.
                           Kathwari, the Company and Ethan Allen (incorporated by reference to Exhibit 10(c) to the Annual Report on Form 10-K of the Company filed with the SEC on September 21, 1995)

         10(d) Restated Directors Indemnification Agreement dated March 1993, among the Company and Ethan Allen and their Directors (incorporated by reference to Exhibit 10(c) to the Registration Statement on Form S-1 of the Company filed with the SEC on March 16, 1993)

         10(e) Registration Rights Agreement, dated March 1993, by and among Ethan Allen, General Electric Capital Corporation and Smith Barney Inc. (incorporated by reference to Exhibit 10(d) to the Registration Statement on Form S-1 of the Company filed with the SEC on March 16, 1993)

         10(f) Form of Management Bonus Plan, dated October 30, 1991 (incorporated by reference to Exhibit 10(g) to the Registration Statement on Form S-1 of the Company filed with the SEC on March 16, 1993)

         10(g) Ethan Allen Profit Sharing and 401(k) Retirement Plan (incorporated by reference to Exhibit 10(g) to the Annual Report on Form 10-K of the Company filed with the SEC on September 21, 1995)

         10(h) General Electric Capital Corporation Credit Card Program Agreement dated August 25, 1995 (incorporated by reference from Exhibit 10(h) to the Annual Report on Form 10-K of the Company filed with the SEC on September 21, 1995)

         10(h)-1 First Amendment to Credit Card Program Agreement dated February 22, 2000 (incorporated by reference to Exhibit 10(h)-1 to the Annual Report on Form 10-K of the Company filed with the SEC on September 13, 2000)

         10(i) Employment Agreement, dated October 28, 1997, between Mr. Kathwari and Ethan Allen Interiors, Inc. (incorporated by reference to Exhibit 10(i) to the Quarterly Report on Form 10-Q of the Company filed with the SEC on November 14, 1997)

         10(j) Sales Finance Agreement, dated June 25, 1999, between the Company and MBNA America Bank, N.A. (incorporated by reference to Exhibit 10(j) to the Annual Report on Form 10-K of the Company filed with the SEC on September 13, 2000)

         10(k) Amended and Restated Consumer Credit Card Program Agreement, dated February 22, 2000, by and among the Company and Monogram Credit Card Bank of Georgia (incorporated by reference to Exhibit 10(k) to the Annual Report on Form 10-K of the Company filed with the SEC on September 13, 2000)

         10(k)-2           Second  Amendment  to Amended and  Restated  Consumer
                           Credit Card Program Agreement, dated February 1, 2002, by and among the Company and Monogram Credit Card Bank of Georgia (incorporated by reference to Exhibit 10(k)-2 to the Quarterly Report on Form 10-Q of the Company filed with the SEC on May 13, 2002)

         10(k)-3 Third Amendment to Amended and Restated Consumer Credit Card Program Agreement, dated July 26, 2002, by and among the Company and Monogram Credit Card Bank of Georgia (incorporated by reference to Exhibit 10(k)-3 to the Quarterly Report on Form 10-Q of the Company filed with the SEC on November 12, 2002)

         10(l) Employment Agreement, dated August 1, 2002, between Mr. Kathwari and Ethan Allen Interiors, Inc. (incorporated by reference to Exhibit 10(l) to the Annual Report on Form 10-K of the Company filed with the SEC on September 30, 2002)

         21 List of wholly-owned subsidiaries of the Company (incorporated by reference to Exhibit 22 to the Registration Statement on Form S-1 of the Company filed with the SEC on March 16, 1993)